ORAGENICS

Transforming Concussion Care with Innovative Intranasal Delivery

The first potential FDA-approved therapy for concussion.

NYSE AMERICAN: OGEN

WINTER 2025/2026

Forward Looking Statements

This communication contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's beliefs and assumptions and information currently available. The words "believe," "expect," "anticipate," "intend," "estimate," "project," "potential," "may," "will," "could," "should," and similar expressions that do not relate solely to historical matters identify forward-looking statements. Investors should be cautious in relying on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in any such forward-looking statements. These factors include, but are not limited to, those described in our Form 10-K, Forms 10-Q and other filings we make with the U.S. Securities and Exchange Commission. You should consider these factors in evaluating the forward-looking statements included in this press release and not place undue reliance on such statements. All information we set forth in this press release is as of the date hereof. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, circumstances should change, except as otherwise required by law.

ORAGENICS

Brain-First Neurotherapeutics

Pioneering a New Standard of Care for Concussion

- First-in-class neurosteroid for concussion (mTBI)
- Intranasal direct-to-brain delivery
- Entering Phase 2 trials; clear FDA pathway
- Massive TAM in target markets
- Expert leaders; renowned scientists



Investment Highlights

Multiple Levers for Value Creation

First & only neurotherapeutic for most prominent neurological condition without an FDA-approved solution

- Expanding IP Portfolio and new chemical entity (NCE) designation

Zero competition in massive markets for concussion and mild traumatic brain injury (mTBI)

- 69M concussions annually worldwide; many develop post-concussion symptoms

(Journal of Neurosurgery, Estimating the global incidence of traumatic brain injury (PubMed)

Phase 2-ready lead asset with validated efficacy and strong safety profile

- Targets the biology of brain injury, not just symptoms

De-risked U.S. clinical and regulatory pathways following Phase 2a trial in Australia

- Positioned for IND submission to FDA for U.S. based clinical trials

Demonstrated financial discipline and transparency supporting clinical development

- Strong balance sheet with zero debt; proven capital efficiency

Value-creating milestones and near-term clinical catalysts

- Phase 2a first patient dosing expected in Q1 ’26; data readout expected by end of 2026

Proven Leadership,
Scientific Expertise



Janet Huffman | Chief Executive Officer & Chief Financial Officer

CFO for Nasdaq-listed TRxADE HEALTH (Scienture Holdings); founding member, CFO for Banyan Pediatric Care Centers, leading merger with Assisted 4 Living (Arboreta Healthcare Inc.); CFO for Signature HomeNow.



James P. Kelly, MA, MD, FAAN, FANA | Chief Medical Officer & Scientific Advisor

Current Executive Director for Marcus Institute for Brain Health (MIBH), Professor of Neurology at University of Colorado’s Anschutz Medical Campus, and National Director of Gary Sinise Foundation Avalon Network TBI Medical Programs; former Director of National Intrepid Center of Excellence (NICoE) at Walter Reed National Military Medical Center.



William “Frank” Peacock MD | Chief Clinical Officer

Current Vice Chair for Emergency Medicine Research at Baylor College of Medicine; past Professor at Cleveland Clinic Lerner College of Medicine; world-renowned speaker and researcher on biomarkers of traumatic brain injury.



Charles L. Pope | Chairman of the Board

CFO for five companies in various industries including TRxADE HEALTH (Scienture Holdings); Partner in in Audit and Financial Advisory Consulting Divisions and Accounting and SEC Directorate at PricewaterhouseCoopers.



Mark Gandolfo | Project Manager

Project Manager at Odyssey Health; Oakland Spine and Physical Therapy.

ORAGENICS

Massive Markets, Zero Competition

$8.9B

Concussion Market by 2027*

- 69 million concussions annually worldwide
- 75-90% of ER visits for head injury involved concussion worldwide*

TAM = $49B+

+

$125B

Nasal drug delivery market by 2030*

- ZERO FDA-approved pharmacological treatments for concussion
- Oragenics positioned to own category definition as first FDA-approved treatment

First and Only Treatment

Read more on the data:

**Grand View Research, Concussion Market Size Worth $8.9 Billion By 2027 | CAGR: 3.6%:*
**Premier Health, Concussion and Mild Traumatic Brain Injuries*
**Grand View Research, Nasal Drug Delivery Technology Market (2024 - 2030)*

Unmet Medical Need for Concussion & Mild TBI


Causes of Concussion
Falls
52%
Motor Vehicles
17%
Sports
17%
Assault
17%

What is a Concussion?

- Mild traumatic brain injury (mTBI) affecting 69M annually worldwide
- Symptoms: Headache, confusion, dizziness, memory problems, nausea
- Risk: 30-80% develop post-concussion syndrome; increased dementia risk

Current Standard of Care

- "Rest, observe, wait" = symptom management only
- No approved pharmacological intervention
- Patients risk chronic complications
- Current treatment: Rest and hope

ONP- 002: Phase 2 Lead Asset

Overview

- ONLY pharmacological treatment in clinical development with FDA pathway for acute concussion
- First-in-class intranasal neurosteroid
- Intellectual property protection through 2040+

Mechanism

- Reduces swelling, inflammation, oxidative stress
- Targets the biology of brain injury, not just symptoms
- Phase I Results:
  - Safe and well tolerated in 40 patients
  - Zero serious adverse events (SAEs)
- "Treating the injury, not just the symptoms."

Intranasal Mechanism of Action

Delivery Pathway:

- Delivered via custom intranasal device
- Travels through olfactory pathway directly to brain
- Fast-acting with low systemic exposure

Biological Action:

- Preserves blood-brain barrier integrity
- Promotes cell survival and neuroprotection
- Reduces inflammation and oxidative stress


Olfactory Nerve Pathway
Trigemina l Nerve Pathway
Olfactory Region
Respiratory Region
Systemic Distribution
Mucosal Clearance

The Direct-to-Brain Intranasal Advantage


Non-Invasive Delivery
Direct Brain Access
Non-Invasive
Ease of Use
Field Use
Emergency Settings
Blow-Activated Mechanism
Automatic Soft Palate Closure
Lung Protection
Esophagus Protection
Compact Design
Lightweight
Portable

ONP-002:

Phase 1 Safety Validation, Phase 2 Progression

Phase I Single and Multiple Ascending Dose (SAD/MAD) safety study of ONP-002:

- Neuroprotective molecular and behavioral effects within hours
- Pharmacokinetic profile confirms minimal systemic exposure
- Excellent safety profile with zero severe adverse events; well-tolerated across all dose levels
- Intranasal administration: quick and significant distribution to all regions of the brain

Functional Recovery

- Improved memory function
- Improved sensory-motor function
- Reduced anxiety behaviors

Reduced Symptoms

- Reduced inflammation
- Reduced oxidative stress
- Reduced cerebral edema

Strategic Phase 2 Trial Design

Study Design	Enrollment Criteria	Primary Endpoints
• Location: Australia • Enrollment: 40 patients • First dose within 12 hours of concussion • Randomized, placebo-controlled	• CT scan negative for structural brain injury • Presenting symptoms: headache, loss of consciousness, amnesia, or altered mental status • Emergency room or hospital admission	• Safety: Adverse events, nasal examinations • Clinical: Follow-up visits with physical checks and neurocognitive testing • Feasibility: Tolerability, participant compliance

Clear Regulatory Pathway to Market

A thorough regulatory process ensures trial integrity, while diligent preparation de-risks the U.S. pathway and positions positive Phase 2a results to provide a strong rationale for an IND submission.

Phase 2 Regulatory Foundation Built

- HREC approval obtained (Q1 2025)
- 3 HREC amendments processed and pending approval (Q1 2026)
- Clinical trial protocol optimized through iterative regulatory dialogue
- CRO selected and contracted
- US Manufacturing partner secured (SPS-cGMP production)

Near Term Milestones

- Final HREC approvals – Q1 2026
- 20+ sites evaluated, 3 premier sites with contracts pending final HREC approval – Q1 2026
- First patient dosing imminent – Q1 2026
- Phase 2a data readout (Q4 2026)
- Continued pipeline development powered by AI

2026: Data & U.S. Expansion

- U.S. IND submission for continued clinical trials in the US
- U.S. clinical trial preparation and launch
- Continuous enrollment momentum in Australia

Scalable Platform for Pipeline Expansion

Possible Future CNS Therapeutic Applications:

- Traumatic Brain Injury (TBI)
- Stroke
- Seizures
- Alzheimer's Disease
- Parkinson's Disease

Technology Platform

- Proprietary intranasal delivery system with broad applications
- Same technology applicable across multiple neurological conditions

Market Context

- Nasal delivery market projected to exceed $125B by 2030
  - *Grand View Research, Nasal Drug Delivery Technology Market (2024 - 2030)*
- Platform value extends beyond single indication

Comparable Measures of Value

ORAGENICS	Alpha Cognition	NASUS PHARMA	tiziana LIFE SCIENCES	anavex LIFE SCIENCES Corp.
NYSE American: OGEN	Nasdaq: ACOG	NYSE American: NSRX	Nasdaq: TLSA	Nasdaq: AVXL
$3.8M market cap	$132M	$63M	$215M	$334M
$0.91 share price	$6.06	$7.35	$1.81	$3.75
Concussion/mTBI	Intranasal formulation for cognitive impairment with mTBI	Intranasal technology for emergency medical conditions	Nasal immunotherapy for MS, MSA, AD	Treatments for CNS disorder
Phase 2 ready	Preclinical; approved drug for AD	Phase 2	Phase 2	Phase 3

Data as of 12.02.2025

ORAGENICS

Value-Creating Near-Term
Clinical Catalysts

Near-Term Value Drivers:
(Q1 2026)

- Final HREC amendment approval enabling clinical site onboarding
- Phase 2a clinical trial initiation with first patient dosed in Australia

Medium-Term Strategic Goals: (2026)

- Phase 2a data readout from Australia trials
- IND submission to FDA for U.S. based Phase 2 clinical trials
- Continued AI-driven pipeline expansion research
- Strategic partnership development in concussion care ecosystem

ORAGENICS

Brain-First Recovery™

Unlocking the Brain's Capacity for Healing- One Breakthrough at a Time

Oragenics | NYSE American: OGEN

Investor contact: ir@oragenics.com